January 27, 1999


Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Gas Company, Inc.'s
Current Report on Form 8-K.

Very truly yours,



/s/ Douglas S. Schmidt
Douglas S. Schmidt


                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549





                               FORM 8-K


                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   January 27, 1999




                     INDIANA GAS COMPANY, INC.
         (Exact name of registrant as specified in its charter)




       INDIANA                      1-6494              35-0793669
(State or other jurisdiction  (Commission File No.)    (IRS Employer
 of incorporation)                                      Identification
                                                        Number)





       1630 North Meridian Street, Indianapolis, Indiana  46202
            (Address of principal executive offices)   (Zip Code)





Registrant's telephone number, including area code:   (317) 926-3351


Item 5.    Other Events

On January 27, 1999, Indiana Energy, Inc., the parent of Indiana Gas Company, Inc. (Indiana Gas) and other subsidiaries, released summary financial information to the investment community regarding its consolidated results of operations, financial position and cash flows for the three- and twelve-month periods ended December 31, 1998. The financial information released, which has been adjusted to reflect the four-for-three stock split October 2, 1998, is included herein. This information is summary in nature, does not include footnote disclosures and should not be considered complete financial statements. The consolidated information for Indiana Energy, Inc. and its subsidiaries is not necessarily indicative of the performance of Indiana Gas on a stand-alone basis.

Item 7.    Exhibits

99     Financial Analyst Report - First Quarter 1999



                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INDIANA GAS COMPANY, INC.
                                    Registrant




Dated January 27, 1999   /s/Niel C. Ellerbrook
                         Niel C. Ellerbrook
                         President



Dated January 27, 1999   /s/Jerome A. Benkert
                         Jerome A. Benkert
                         Vice President and Controller